Exhibit 99.1

Corporate Presentation April 2017 © 2017, Lion Biotechnologies

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding (i) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, including in particular with the National Cancer Institute/NIH, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . © 2017, Lion Biotechnologies 2 Forward - Looking Statements

• Clinical - stage biotechnology company focused on the development and commercialization of novel cancer immunotherapy products • Leveraging and enhancing the power of tumor - infiltrating lymphocyte (TIL) technology to treat solid tumors • Broad pipeline of programs using TIL technology: ̶ Durable responses in metastatic melanoma patients observed (NCI study) ̶ Responses seen in patients who failed multiple prior therapies (NCI study) ̶ Phase 2 trial, LN - 144 ongoing to treat metastatic melanoma (Orphan designation) • Pipeline of potential therapies for other solid tumors including metastatic melanoma, cervical, head and neck, bladder, lung, breast, pancreatic, glioblastoma and HPV - associated cancers • Key collaborations and partnerships with MedImmune , NCI/NIH, Moffitt, Karolinska Institute/ PolyBioCept , and MD Anderson • Expanded collaborations with manufacturing CMOs including Wuxi AppTec , Lonza and H. Lee Moffitt Cancer Center • Management team has extensive drug development and cell therapy experience 3 Corporate Highlights © 2017, Lion Biotechnologies

Tumor-Infiltrating Lymphocyte (TIL) Therapy


1 Excise tumor
2 Isolate TIL from tumor
3 Expand TIL
4 Infuse patient with TIL

- Autologous adoptive cell therapy:
  - Resect tumor
  - Isolate and expand TIL *ex vivo*
  - Lymphodeplete patients seven days prior to TIL infusion
  - Infuse TIL followed by one to six doses of IL-2

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© 2017, Lion Biotechnologies

LION BIOTECHNOLOGIES

Lion Biotechnologies’ Broad Pipeline © 2017, Lion Biotechnologies 5 INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma Combination TIL ± TBI 101 Melanoma Combination TIL + ipi Melanoma Combination TIL + Keytruda 170 Melanoma Combination TIL + Opdivo 12 Ocular (Uveal) Melanoma TIL 23 Melanoma TIL LN - 144 40 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Glioblastoma TIL Pancreatic Cancer TIL Ovarian, Sarcomas, Pancreatic TIL Enrolling Trial completed, 56% ORR, 24% CR Enrolling Trial completed, publishing results soon Phase 1 trial to initiate in 2H 2017 Phase 1 trial to initiate in 2H 2017 Enrolling Not enrolling Phase 2 trials to initiate 2H 2017 Enrolling Enrolling

National Cancer Institute/NIH • Cooperative Research And Development Agreement (CRADA) with Dr. Steve Rosenberg Development of TIL for metastatic melanoma, bladder, lung, breast, and HPV - associated cancers and combination therapies • TIL + PD - 1 combination clinical trial to treat melanoma MedImmune/AstraZeneca • TIL + PD - L1 combination clinical trial to treat head & neck cancer Moffitt Cancer Center • TIL + Checkpoint inhibitor combination clinical trial to treat melanoma Karolinska Institute/ PolyBioCept • TIL clinical trials to treat glioblastoma and pancreatic cancer MD Anderson • TIL clinical trials to treat Ovarian, Sarcomas, and pancreatic cancers 6 Key Collaborations and Partnerships © 2017, Lion Biotechnologies

TIL Therapy 7 © 2017, Lion Biotechnologies

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens: ̶ Solid tumors are heterogeneous • Durable response with one - time treatment: ̶ Potential to establish immunological memory, requiring no additional maintenance therapy after infusion • Consistent response rates in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors 8 TIL Therapy: Elicits a Highly Individualized, Specific, and Potent Attack Against Solid Tumors © 2017, Lion Biotechnologies

Adoptive Cell Transfer: Maximizes Potency of TILs to Overcome Suppressive Tumor Microenvironment

EXTRACTION: Patient's TILs are removed from suppressive tumor microenvironment (via surgical resection of lesions)

EXPANSION: TILs expanded from small tumor fragments using T-cell growth factor interleukin 2 (IL-2) – TILs are allowed to multiply to large numbers before re-infusing them into patient

PREPARATION: Patients are lymphodepleted to eliminate potentially suppressive influences and maximize potency of TIL therapy

REINFUSION: Patients are reinfused with their expanded TILs and high-dose of IL-2 (up to 6 doses) to help TILs multiply further, engraft and activate, to attack tumor



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LION BIOTECHNOLOGIES

Manufacturing Process & Logistics

Gen 1 Duration: ~5-6 weeks; Gen 2 Duration: ~3.5 weeks



Excise tumor
Shipment
GMP MANUFACTURING FACILITY
Dissect tumor into fragments
Expand TILs with IL-2
Co-culture TIL with feeder cells and OKT3
Expansion with IL-2
Prepare infusion bag
Shipment
IV infusion Post-Lymphodepletion + IL-2

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Melanoma 11 © 2017, Lion Biotechnologies

TIL Therapy in Melanoma is Very Promising

- Data from randomized Phase 2 trial in 101 patients with metastatic melanoma at the NCI confirmed TIL treatment was associated with high, durable objective response rates, including patients that were refractory to checkpoint inhibitors:[1]
  - CRs have been observed in 24% of patients, 23/24 complete responders showed durability of 30-47 months
  - Overall response rate was 56%
  - Overall survival was ~80% at 12 months; median not yet achieved
- Complete response rate of 29% reported in 34 patients that had failed either Anti-CTLA-4 or Anti-PD1
- Patient population enrolled, was broad

[1] Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor-Infiltrating Lymphocytes for Patients With Metastatic Melanoma. *Journal of Clinical Oncology*, 34(20), 2389-2397.

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The toxicities of treatment were largely associated with the known side effects of nonmyeloablative chemotherapy (NMA) or total body irradiation (TBI) and administration of high dose IL - 2 (1) 13 Treatment - Related Toxicities (1) Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. ADVERSE EVENT NMA (N=51) TBI (N=50) Grade 3 and 4 toxicities Febrile neutropenia Bacteremia Urinary tract infection Atrial fibrillation Thrombotic microangiopathy 25 13 0 2 0 36 5 2 3 13 ICU transfer on index admission Planned observation Cytokine - related symptoms Sepsis Cardiac arrhythmia 0 0 2 2 2 6 1 3 Treatment related death 0 1 © 2017, Lion Biotechnologies

14 Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. Survival in Melanoma Overall Survival of patients in TIL ± TBI study © 2017, Lion Biotechnologies

Melanoma Patient 15 Rosenberg, et al. Adoptive cell therapy for the treatment of patients with metastatic melanoma Curr Opin Immunol, 21(2), 233 - 240. Pre - Treatment 12+ Days © 2017, Lion Biotechnologies

16 Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. Survival Benefit in Second and Third Line Patients Durable remissions in melanoma regardless of prior therapies 19/20 complete responders are ongoing at 7 to >10 years © 2017, Lion Biotechnologies

Phase 2, Multicenter, 3 - Cohort Study to Assess the Safety and Efficacy of Autologous Tumor Infiltrating Lymphocytes (LN - 144) for Treatment of Patients with Metastatic Melanoma Key Inclusion Criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Safety and Efficacy 17 LN - 144 Phase 2 Trial in Metastatic Melanoma © 2017, Lion Biotechnologies

Cervical Cancer 18 © 2017, Lion Biotechnologies

Cervical Cancer and TIL Treatment Data 19 Stevanovic, et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (15). Hinrichs, et al. HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. PATIENTS (%) DURATION (MONTHS) Total 9 (100) PR 1 (11) 3 CR 2 (22) 22+, 15+ © 2017, Lion Biotechnologies

A Phase 2, Multicenter Study to Evaluate the Efficacy and Safety of Adoptive Cell Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) in Patients with Recurrent, Metastatic or Persistent Cervical Carcinoma N=47; Simon’s two - stage design Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Efficacy and Safety 20 LN - 145 Phase 2 Trial in Recurrent and/or Metastatic Cervical Carcinoma © 2017, Lion Biotechnologies

Head and Neck Cancer 21 © 2017, Lion Biotechnologies

A Phase 2 Study to Evaluate the Safety, Tolerability and Efficacy of Cell Transfer Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) followed by IL - 2 in Patients with Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck N=47; Simon’s two - stage design Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Safety and Efficacy 22 LN - 145 Phase 2 Trial in Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck © 2017, Lion Biotechnologies

TIL Market Opportunity 23 © 2017, Lion Biotechnologies

• 64% percent of new cases per year for patients 20 - 70 years old • Metastatic (regional and distant) melanoma patients compose 13% of all new cases at ~10,000 cases • Prevalence of melanoma in US (2013): >1 million 24 Market Opportunity for TIL Therapy (1) Source: http://seer.cancer.gov/statfacts/ | Estimates for 2016 INDICATION NEW CASES (1) DEATHS (1) Melanoma 76,380 10,130 Cervical 12,990 4,120 Head & neck 48,330 9,570 Lung 224,390 158,080 Bladder 76,960 16,390 Breast 246,660 40,450 Pancreatic 53,070 41,780 Glioblastoma 23,770 16,050 Market Potential for TIL Therapy © 2017, Lion Biotechnologies

Competitive Advantages of TILs in Solid Tumors

TILs target a diverse array of cancer antigens; this approach represents a highly differentiated, customized and targeted immunotherapy

CHECKPOINTS	TCR	CAR	TIL
Utility in several solid tumors	Few solid tumors treated so far	No examples of utility in solid tumors	**Utility in melanoma and HPV cancers**
Long maintenance period	One-time treatment	One-time treatment	**One-time treatment**
No genetic modification	Genetic modification	Genetic modification	**No genetic modification**
Long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects**
Target multiple tumor antigens	Target only single tumor antigen	Target only single/ surface tumor antigen	**Target multiple tumor antigens**
Off-the-shelf	Autologous	Autologous	**Autologous**
No HLA restriction	HLA restriction	No HLA restriction	**No HLA restriction**

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LION BIOTECHNOLOGIES

• Selected TILs offer many benefits ̶ Selection of more specific TIL (Select for PD - 1, 4 - 1BB Expression) ̶ Shorter duration of manufacturing • COGs • New IP • Genetic engineering of TIL ̶ Modulate exhaustion/inhibitory markers (PD - 1, CTLA - 4, LAG - 3) 26 Future Directions: Next Generation TILs Enable More Efficient and Effective Therapeutics © 2017, Lion Biotechnologies

Leadership and Organization Overview 27 © 2017, Lion Biotechnologies

Management Team 28 Maria Fardis, Ph.D., MBA President and CEO Michael Lotze, M.D. CSO © 2017, Lion Biotechnologies Gregory Schiffman, MBA CFO

Financial Summary 29 AS OF DECEMBER 31, 2016 (IN MILLIONS) Common shares outstanding 62.2 Preferred shares 8.8 Warrants/options/RSU’s 13.4 Cash $166.5 Debt $0 © 2017, Lion Biotechnologies

Anticipated 2017 Key Milestones

MANUFACTURING

- ✓ Reduce manufacturing cycle from 5-6 weeks to ~3.5 weeks
- ✓ Complete tech transfer and ramp volumes at WuXi AppTec and H. Lee Moffitt Cancer Center and Research Institute
- ✓ Continue working with Lonza
- Expand capacity into additional CMOs continue efforts to reduce manufacturing cycle time and manufacturing costs

CLINICAL

- Complete enrollment in ongoing Phase 2 melanoma clinical trial
- ✓ Release interim clinical data at an upcoming scientific forums
- ✓ Initiate Phase 2 clinical trials in head & neck and cervical cancers
- Support Karolinska University Hospital in initiating two Phase I clinical trials in pancreatic and glioblastoma cancers

REGULATORY

- Define the regulatory pathway for LN-144 melanoma drug candidate in U.S.
- Initiate regulatory interactions with ex-U.S. health authorities

PARTNERSHIPS

- Evaluate potential opportunistic partnerships in alignment with our core competencies
  - ✓ *MDA*

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LION BIOTECHNOLOGIES

Thank you © 2017, Lion Biotechnologies

32 Clinical Regressions in Late - Stage Disease Rosenberg, S.A. et al. (2009, April). Adoptive Cell Therapy for the Treatment of Patients with Metastatic Melanoma. Current Opinion in Immunology, 21(2), 233 - 240. © 2017, Lion Biotechnologies

33 Dudley, M. E., et al. (2010, December). CD8 Enriched “Young” Tumor Infiltrating Lymphocytes Can Mediate Regression of Metasta tic Melanoma. Clinical Cancer Research, 16(24), 6122 - 6131. Compelling Results in Late - Stage Disease © 2017, Lion Biotechnologies